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                                                                   EXHIBIT 10.27

                             FIRST AMENDMENT TO THE
                  MASTER SEPARATION AND DISTRIBUTION AGREEMENT

This First Amendment to the Master Separation and Distribution Agreement (the "Agreement") is made by and among MRV Communications, Inc., a Delaware corporation (the "MRV"), and Luminent, Inc., a Delaware corporation ("Luminent") effective as of September 8, 2000.

                                    RECITALS:

     A. MRV and Luminent are parties to that certain Master Separation and Distribution Agreement dated as of July 25, 2000 (the "Master Separation Agreement"), a copy of which is attached hereto as Exhibit A.

     B. Pursuant to Section 1.1 of the Master Separation Agreement, the Separation Date, as that term is defined in the Master Separation Agreement, is either September 8, 2000, or such date as may be fixed by the Board of Directors of MRV.

     C. Pursuant to Section 2.1 of the Master Separation Agreement, MRV must deliver executed originals of the Ancillary Agreements (as that term is defined in the Master Separation Agreement) to Luminent on the Separation Date.

     D. Pursuant to Section 2.2 of the Master Separation Agreement, Luminent must deliver executed originals of the Ancillary Agreements (as that term is defined in the Master Separation Agreement) to MRV on the Separation Date.

     E. MRV and Luminent now wish to revise certain sections of the Master Separation Agreement as set forth below.

     NOW, THEREFORE, BE IT AGREED, AS FOLLOWS:

     1. Capitalized terms used herein and not otherwise defined are defined in the Master Separation Agreement.

     2. Section 2.1 of the Master Separation Agreement is hereby amended and restated in its entirety as follows:

     "Documents to be delivered by MRV. Before the IPO, MRV will deliver, or will cause its appropriate Subsidiaries to deliver, to Luminent all of the following items and agreements (collectively, together with all agreements and documents contemplated by such agreements, the "Ancillary Agreements"):

          (a) A duly executed General Assignment and Assumption Agreement (the "Assignment Agreement") substantially in the form attached hereto as Exhibit C;



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          (b) A duly executed Master Technology Ownership and License Agreement substantially in the form attached hereto as Exhibit D-1, a duly executed Master Patent Ownership and License Agreement substantially in the form attached hereto as Exhibit D-2 and a duly executed Master Trademark Ownership and License Agreement substantially in the form attached as Exhibit D-3;

          (c) A duly executed Employee Matters Agreement substantially in the form attached hereto as Exhibit E;

          (d) A duly executed Tax Sharing Agreement substantially in the form attached hereto as Exhibit F;

          (e) A duly executed Master Transitional Services Agreement substantially in the form attached hereto as Exhibit G;

          (f) A duly executed Real Estate Matters Agreement substantially in the form attached hereto as Exhibit H;

          (g) A duly executed Master Confidential Disclosure Agreement substantially in the form attached hereto as Exhibit I;

          (h) A duly executed Indemnification and Insurance Matters Agreement substantially in the form attached hereto as Exhibit J; and

          (i) Such other agreements, documents or instruments as the parties may agree are necessary or desirable in order to achieve the purposes hereof."

     3. Section 2.2 of the Master Separation Agreement is hereby amended and restated in its entirety as follows:

     "Documents to be Delivered by Luminent. Before the IPO, Luminent will deliver to MRV all of the following:

          (a) In each case where Luminent is a party to any agreement or instrument referred to in Section 2.1, a duly executed counterpart of such agreement or instrument.

     4. This Amendment shall be deemed effective as of September 8, 2000, and shall be binding upon MRV and Luminent.

                      [the next page is the signature page]





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WHEREFORE, the parties have signed this Amendment to Master Separation and
Distribution Agreement effective as of the date first set forth above.


                                        MRV COMMUNICATIONS, INC.,
                                        A DELAWARE CORPORATION



                                        By: /s/ NOAM LOTAN
                                            -----------------------------------
                                            Noam Lotan, Chief Executive Officer

                                        And


                                        LUMINENT, INC.


                                        By: /s/ WILLIAM R. SPIVEY
                                            -----------------------------------
                                            William R. Spivey, Chief Executive
                                            Officer



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